Filed pursuant to Rule 497(e)
Securities Act File No. 033-42484

THE ADVISORS’ INNER CIRCLE FUND

USFS Funds Limited Duration Government Fund
USFS Funds Tactical Asset Allocation Fund

Supplement dated November 21, 2012
to the
Prospectus and Statement of Additional Information (the “SAI”)
dated May 1, 2012

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees (the “Board”) of The Advisors Inner Circle Fund (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the USFS Funds Limited Duration Government Fund (the “Target Government Fund”) and USFS Funds Tactical Asset Allocation Fund (the “Target Tactical Fund”), and USFS Funds Trust (the “USFS Trust”), a Delaware statutory trust.  Pursuant to the Plan, the Target Government Fund would be reorganized into a newly-organized series of the USFS Trust, the USFS Funds Limited Duration Government Fund (the “Acquiring Government Fund”), and the Target Tactical Fund would be reorganized into a newly-organized series of the USFS Trust, the USFS Funds Tactical Asset Allocation Fund (the “Acquiring Tactical Fund”).  The Acquiring Government Fund and Acquiring Tactical Fund each will have the same investment objective, same adviser, same portfolio managers, and substantially similar investment policies as the Target Government Fund and Target Tactical Fund, respectively.  The reorganization is intended to be tax-free, meaning that the Target Government Fund’s shareholders and Target Tactical Fund’s shareholders will become shareholders of the Acquiring Government Fund and Acquiring Tactical Fund, respectively, without realizing any gain or loss for federal tax purposes.

The Board’s decision to reorganize the Target Government Fund and Target Tactical Fund is subject to shareholder approval. Shareholders of record of the Target Government Fund and Target Tactical Fund on or about December 31, 2012 will receive a proxy statement that contains important information about the reorganization and the Acquiring Government Fund and Acquiring Tactical Fund, including information about investment strategies and risks, fees and expenses.  The proxy statement should be read carefully before making any investment decisions.  If approved by shareholders, the reorganization is anticipated to close in March 2013.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Target Government Fund or Target Tactical Fund, nor is it a solicitation of any proxy.

Please retain this supplement for future reference.

USF-SK-006-0100